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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  May 14, 2004
                                 Date of Report
                        (Date of earliest event reported)


                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                    0-21428                                13-3464527
          (Commission File Number)            (IRS Employer Identification No.)


                           175 Derby Street, Suite 36
                        Hingham, Massachusetts          02043-5048
               (Address of principal executive offices) (Zip Code)



                                 (781) 741-5175
              (Registrant's telephone number, including area code)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               99.1 Press release issued by Occupational Health + Rehabilitation
                    Inc dated May 14, 2004.


ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

          On May 14, 2004, Occupational Health + Rehabilitation Inc issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 18, 2004
                                     OCCUPATIONAL HEALTH + REHABILITATION INC

                                      By: /s/  John C. Garbarino
                                          ---------------------------------
                                          John C. Garbarino
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX

Exhibit No.                                 Description
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     99.1                 Press release issued by Occupational Health +
                          Rehabilitation Inc dated May 14, 2004